Financial Highlights Quarterly Data
Consolidated Statements of Income Quarterly Data
Consolidated Average Balance Sheets For the Quarter Ended
Consolidated Balance Sheets
Financial Highlights Year-to-Date Data
Consolidated Statements of Income Year-to-Date Data
Consolidated Average Balance Sheets For the Year-to-date period ended
SIGNATURES

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 22, 2001

Second Bancorp Incorporated
(Exact name of registrant as specified in its charter)

Ohio	0-15624	34-1547453

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Main Avenue S.W., Warren, Ohio	44482-1311

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 330-841-0123

Item 5. Other Events

On October 18, 2001, the Company issued the following press release:

SECOND BANCORP’S IMPROVED EARNINGS
TREND CONTINUES

Warren, Ohio, October 18, 2001—SECOND BANCORP INCORPORATED (Nasdaq “SECD”) reported consolidated third quarter 2001 net income of $4,401,000 compared to $4,258,000 for the prior quarter and a loss of ($5,545,000) for third quarter 2000. Year-to-date earnings were $12.75 million, an increase of $10.64 million over reported results for last year’s first nine months. Diluted earnings per share for the quarter were $.43 compared to the second quarter’s $.42 and a ($.55) loss for the year-ago quarter. Per share earnings for the first three quarters of the year were $1.26 per share versus $.20 for the same period last year. Third quarter 2000 results were adversely effected by non-recurring restructuring and other charges totaling $9.02 million on an after-tax basis.

The Company’s key ratios for the third quarter and first nine months of 2001 were similarly improved over the same periods last year. Returns on average assets for the quarter and year-to-date were 1.11% and 1.09% respectively (compared to a negative 1.34% and .18% a year ago) and returns on average equity were 13.87% for the quarter and 13.97% year-to-date (compared to a negative 19.01% and 2.43% respectively last year). Though somewhat weaker than second quarter 2001 performance, the Company’s efficiency ratio also improved dramatically over a year ago finishing at 57.89% for the quarter and 58.20% for the first nine months of the year. Second Bancorp’s net interest margin for the quarter was 3.49%, significantly stronger than the 3.14% reported a year ago, and incrementally improved over the first two quarters of the year.

Non-interest income (excluding security and trading activity) for the reporting period was $4.42 million, 4.5% lower than for the second quarter but, for the first three quarters of the year, was well ahead of last year’s pace at more than $13 million. The marginal drop in non-interest income quarter-to-quarter was due largely to a reduction in the market value of the Company’s mortgage loan servicing portfolio. Income categories particularly strong during the third quarter and year-to-date were deposit service charges which were 16% and 18% ahead of results for the same periods last year and gains on sale of loans which were $1.4 million for the quarter and $3.3 million for the year.

Second Bancorp President and Chief Executive Officer R. L. (Rick) Blossom indicated “We have been able to take advantage of the lowering interest rate environment this year by ramping up efforts in our core mortgage lending business. Wholesale and retail mortgage originations for the year, equally divided between purchase money loans and refinancings, have reached $356 million and based upon the number of mortgage loan applications in the pipeline, we expect the heightened activity to continue at least through the end of the year. We have, however, meticulously avoided increasing the volume of long term, fixed rate loans on our books through secondary market activity while generally retaining servicing rights on loans that are sold. Though an expected spike in mortgage loan prepayments put a dent in the servicing portfolio, we completed the quarter with more than $650 million in serviced loans which will continue to make a significant contribution to non-interest income.”

Cost controls continued to play an important role in the Company’s improving performance. Third quarter non-interest expenses were $10.08 million, slightly higher than for the prior quarter but 23% lower than third quarter 2000. Year-to-date, non-interest expenses have been held to less than $30 million, an 11.6% reduction from year-ago levels. Compared to third quarter 2000 results, virtually every non-interest expense category contributed to the drop in operating costs with professional services, amortization of goodwill and other intangibles, and other operating expenses leading the way. The Company’s net overhead ratio which measures its ability to efficiently manage its revenue generating businesses, though a bit weaker on a quarter-to-quarter basis, was a strong 1.52% for the first nine months of the year compared to 2.37% for the same period last year.

With the general economic uncertainty facing the country and regional markets, credit quality remains a key consideration for financial institutions. Second Bancorp’s quarter-end “non-accrual” and “90-days past due but accruing” loans were improved by 8.4% and 13.3% respectively compared to last quarter but were somewhat weaker than year-ago levels. Net charge-offs for the quarter were substantially unchanged from a year ago at $1.17 million and were $2.88 million or .36% of average loans for the year compared to      .28% for the same period last year. The Company’s loan loss reserve at the end of the quarter was 1.45% of period-end loans, unchanged from the prior quarter and 3 basis points stronger than a year ago.

Second Bancorp’s pending acquisition of Commerce Exchange Corporation announced on July 23, 2001 is scheduled to close later this month. When completed, the transaction will contribute in excess of $100 million in assets and two retail banking centers enhancing the Company’s growing presence in the attractive suburban Cleveland market. Excluding transaction costs, the acquisition is expected to be immediately accretive to Second Bancorp’s earnings per share.

The Company also reported that its Board of Directors declared a seventeen cent ($.17) per share common dividend payable October 31, 2001 to shareholders of record on October 15. That dividend is unchanged from the second quarter of the year and is 6.25% higher than the dividend paid for the third quarter last year.

This announcement contains forward-looking statements that involve risk and uncertainties, including changes in general economic and financial market conditions and the Company’s ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

Second Bancorp is a $1.6 billion financial holding company providing a full range of commercial and consumer banking, trust, insurance and investment products and services to communities in a nine county area of Northeastern and East-Central Ohio through subsidiary Second National Bank’s network of 35 retail banking centers.

Additional information about Second Bancorp and information about products and services offered by Second National Bank can be found on the World Wide Web at www.secondnationalbank.com.

CONTACT: Christopher Stanitz, Executive Vice President and Secretary, at 330.841.0234 (phone), 330.841.0489 (fax), or cstanitz@secondnationalbank.com.

Second Bancorp Incorporated and Subsidiary
Financial Highlights
Quarterly Data
(Dollars in thousands, except per share data)

	Sept. 2001	June 2001	March 2001	Dec. 2000	Sept. 2000

Earnings:

Net interest income	$12,473	$12,298	$11,916	$12,708	$11,606

Provision for loan losses	988	1,342	761	903	4,843

Non-interest income	4,420	4,630	3,972	3,776	(28)

Security gains (losses)	123	(12)	529	98	(2,802)

Trading account (losses) gains	(52)	13	58	10	(28)

Non-interest expense	10,082	9,805	10,051	10,345	13,140

Federal income taxes (benefit)	1,493	1,524	1,475	1,314	(3,690)

Income before accounting change	4,401	4,258	4,188	4,030	(5,545)

Cumulative effect of accounting change, net of tax	0	0	(101)	0	0

Net income	$4,401	$4,258	$4,087	$4,030	($5,545)

Per share:

Basic earnings before accounting change	n/a	n/a	$0.42	n/a	n/a

Basic earnings	0.43	0.42	0.41	0.40	(0.55)

Diluted earnings before accounting change	n/a	n/a	0.42	n/a	n/a

Diluted earnings	0.43	0.42	0.41	0.40	(0.55)

Common dividends	0.17	0.17	0.17	0.16	0.16

Book value	13.04	12.29	12.20	11.65	11.05

Tangible book value	12.90	12.15	12.04	11.49	10.88

Market value	20.50	22.90	17.50	14.50	14.13

Weighted average shares outstanding:

Basic	10,033,365	10,007,904	10,020,097	10,050,177	10,161,386

Diluted	10,117,705	10,103,060	10,046,562	10,069,215	10,161,386

Period end balance sheet:

Assets	$1,609,019	$1,578,370	$1,571,831	$1,546,290	$1,561,617

Securities	407,004	380,262	377,323	382,098	400,176

Total loans	1,060,778	1,075,039	1,076,284	1,070,089	1,059,530

Reserve for loan losses	15,429	15,609	15,778	15,217	15,040

Deposits	1,057,291	1,059,758	1,061,556	1,036,135	1,084,377

Total shareholders’ equity	130,766	123,107	121,968	117,197	112,019

Tier I capital	149,171	119,857	117,497	115,315	114,158

Tier I ratio	13.1%	10.4%	10.3%	10.3%	10.2%

Total capital	163,385	134,302	131,768	129,366	128,193

Total capital ratio	14.4%	11.6%	11.5%	11.5%	11.4%

Total risk-adjusted assets	1,135,902	1,155,561	1,141,685	1,124,076	1,122,803

Tier I leverage ratio	9.4%	7.6%	7.6%	7.5%	6.9%

Average balance sheet:

Assets	$1,582,934	$1,570,016	$1,544,368	$1,541,049	$1,650,501

Earning assets	1,494,932	1,483,598	1,453,969	1,452,756	1,552,441

Loans	1,064,655	1,074,936	1,072,460	1,061,023	1,173,799

Deposits	1,061,537	1,063,415	1,046,349	1,053,740	1,110,194

Shareholders’ equity	126,950	121,840	118,879	112,892	116,702

Key ratios: (%) (1)

Return on average assets (ROA)	1.11	1.08	1.08	1.05	(1.34)

Return on average shareholders’	13.87	13.98	14.09	14.28	(19.01)

equity (ROE) Net interest margin	3.49	3.47	3.43	3.65	3.14

Net overhead	1.53	1.39	1.66	1.81	3.40

Efficiency ratio	57.89	56.00	60.94	60.77	108.40

Credit quality:

Non-accrual loans	$4,273	$4,666	$5,163	$4,699	$3,821

Restructured loans	358	38	40	43	45

90 day past due and accruing	4,693	5,415	3,849	3,238	3,171

Non-performing loans	9,324	10,119	9,052	7,980	7,037

Other real estate owned	1,322	1,063	918	902	961

Non-performing assets	$10,646	$11,182	$9,970	$8,882	$7,998

Charge-offs	$1,343	$1,808	$862	$939	$1,528

Recoveries	175	297	662	213	348

Net charge-offs	$1,168	$1,511	$200	$726	$1,180

Reserve for loan losses as a percent of period-end loans (%)	1.45	1.45	1.47	1.42	1.42

Net charge-offs (annualized) as a percent of average loans (%)	0.44	0.56	0.07	0.27	0.40

Non-performing loans as a percent of loans	0.88	0.94	0.84	0.75	0.66

Non-performing assets as a percent of assets	0.66	0.71	0.63	0.57	0.51

(1)  Based on income before accounting change.

Second Bancorp Incorporated and Subsidiary
Consolidated Statements of Income
Quarterly Data
(Dollars in thousands, except per share data)

	Sept. 2001	June 2001	March 2001	Dec. 2000	Sept. 2000

INTEREST INCOME
Loans (including fees):

Taxable	$21,015	$21,751	$22,101	$23,029	$23,367

Exempt from federal income taxes	268	279	288	276	285

Securities:

Taxable	5,471	5,302	5,125	5,581	5,419

Exempt from federal income taxes	800	775	773	773	777

Federal funds sold and other temp investments	326	298	191	131	46

Total interest income	27,880	28,405	28,478	29,790	29,894

INTEREST EXPENSE
Deposits	10,467	11,192	11,469	11,829	12,216

Federal funds purchased and securities sold under agreements to repurchase	937	1,053	1,187	1,560	1,440

Note Payable	13	16	18	6	0

Other borrowed funds	23	15	37	25	46

Federal Home Loan Bank advances	3,946	3,831	3,851	3,662	4,586

Corporation-obligated manditorily redeemable capital securities of subsidiary trust	21	0	0	0	0

Total interest expense	15,407	16,107	16,562	17,082	18,288

Net interest income	12,473	12,298	11,916	12,708	11,606

Provision for loan losses	988	1,342	761	903	4,843

Net interest income after provision for loan losses	11,485	10,956	11,155	11,805	6,763

NON-INTEREST INCOME
Service charges on deposit accounts	1,344	1,273	1,261	1,110	1,163

Trust fees	761	749	756	1,012	833

Gain (loss) on sale of loans	1,394	1,106	783	490	(3,191)

Trading account (losses) gains	(52)	13	58	10	(28)

Security gains (losses)	123	(12)	529	98	(2,802)

Other operating income	921	1,502	1,172	1,164	1,167

Total non-interest income	4,491	4,631	4,559	3,884	(2,858)

NON-INTEREST EXPENSE
Salaries and employee benefits	5,313	5,096	5,194	4,891	5,421

Net occupancy	1,001	1,062	1,116	1,040	1,062

Equipment	1,038	921	1,049	995	1,044

Professional services	320	397	343	651	1,650

Assessment on deposits and other taxes	415	405	401	423	423

Amortization of goodwill and other intangibles	81	80	81	108	216

Other operating expenses	1,914	1,844	1,867	2,237	3,324

Total non-interest expense	10,082	9,805	10,051	10,345	13,140

Income before federal income taxes	5,894	5,782	5,663	5,344	(9,235)

Income tax expense (benefit)	1,493	1,524	1,475	1,314	(3,690)

Income before accounting change	4,401	4,258	4,188	4,030	(5,545)

Cumulative effect of accounting change, net of tax	—	—	(101)	—	—

Net income	$4,401	$4,258	$4,087	$4,030	($5,545)

NET INCOME PER COMMON SHARE:

Basic before accounting change	$0.44	$0.42	$0.42	$0.40	($0.55)

Basic	$0.43	$0.42	$0.41	$0.40	($0.55)

Diluted before accounting change	$0.44	$0.42	$0.42	$0.40	($0.55)

Diluted	$0.43	$0.42	$0.41	$0.40	($0.55)

Weighted average common shares outstanding:

Basic	10,033,365	10,007,904	10,020,097	10,050,177	10,161,386

Diluted	10,117,705	10,103,060	10,046,562	10,069,215	10,161,386

Note: Fully taxable equivalent adjustment	$575	$568	$571	$540	$547

Second Bancorp Incorporated and Subsidiary
Consolidated Average Balance Sheets
For the Quarter Ended
(Dollars in Thousands)

ASSETS	Sept. 2001	June 2001	March 2001	Dec. 2000	Sept. 2000

Cash and demand balances due from banks	$32,340	$30,980	$33,942	$31,139	$34,439

Federal funds sold and other temp investments	37,091	27,222	12,146	7,979	2,750

Trading Account	52	141	165	161	811

Securities	393,134	381,299	369,198	383,593	375,081

Loans:

Commercial	427,029	434,445	425,127	419,442	412,356

Consumer	319,838	318,937	309,135	295,209	272,322

Real estate	317,788	321,554	338,198	346,372	489,121

Total loans	1,064,655	1,074,936	1,072,460	1,061,023	1,173,799

Reserve for loan losses	15,464	15,743	15,594	15,129	11,578

Net loans	1,049,191	1,059,193	1,056,866	1,045,894	1,162,221

Premises and equipment	17,061	17,448	17,923	17,867	18,032

Goodwill and intangible assets	7,985	6,471	6,067	6,111	5,416

Other	46,080	47,262	48,061	48,305	51,751

Total assets	$1,582,934	$1,570,016	$1,544,368	$1,541,049	$1,650,501

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Demand deposits (non-interest bearing)	$111,635	$110,124	$107,260	$110,053	$112,662

Demand deposits (interest bearing)	90,783	88,920	83,381	83,694	85,432

Savings	232,661	234,781	242,120	252,990	265,319

Time deposits	626,458	629,590	613,588	607,003	646,781

Total deposits	1,061,537	1,063,415	1,046,349	1,053,740	1,110,194

Federal funds purchased and securities sold under agreements to repurchase	112,029	111,816	109,724	126,942	117,645

Note payable	967	1,000	1,000	292	0

Borrowed funds	2,240	1,554	2,230	1,251	2,568

Accrued expenses and other liabilities	10,601	10,223	9,002	6,630	9,060

Federal Home Loan Bank advances	267,744	260,168	257,184	239,302	294,332

Corporation-obligated manditorily redeemable capital securities of subsidiary trust	866	0	0	0	0

Total liabilities	1,455,984	1,448,176	1,425,489	1,428,157	1,533,799

Shareholders’ equity:

Common stock	37,331	37,046	36,945	36,936	36,962

Treasury shares	(14,814)	(14,739)	(14,465)	(13,174)	(12,172)

Other comprehensive income	4,548	2,364	1,493	(3,268)	(6,957)

Retained earnings	99,885	97,169	94,906	92,398	98,869

Total shareholders’ equity	126,950	121,840	118,879	112,892	116,702

Total liabilities and shareholders’ equity	$1,582,934	$1,570,016	$1,544,368	$1,541,049	$1,650,501

Second Bancorp Incorporated and Subsidiary
Consolidated Balance Sheets
(Dollars in thousands)

	September 30	June 30	March 31	December 31	September 31

	2001	2001	2001	2000	2000

ASSETS

Cash and due from banks	$32,441	$36,024	$36,937	$35,272	$34,079

Federal funds sold and other temp investments	51,233	27,979	25,451	0	8,000

Trading Account	0	0	238	328	447

Securities	407,004	380,262	377,323	382,098	400,176

Loans:

Commercial	425,149	434,416	432,633	421,229	426,407

Consumer	318,614	322,776	314,290	302,881	285,959

Real estate	317,015	317,847	329,361	345,979	347,164

Total loans	1,060,778	1,075,039	1,076,284	1,070,089	1,059,530

Less reserve for loan losses	15,429	15,609	15,778	15,217	15,040

Net loans	1,045,349	1,059,430	1,060,506	1,054,872	1,044,490

Premises and equipment	16,650	17,122	17,533	18,039	17,798

Accrued interest receivable	10,272	9,759	10,118	11,181	10,630

Goodwill and intangible assets	8,328	7,547	6,157	6,038	6,193

Other assets	37,742	40,247	37,568	38,462	39,804

Total assets	$1,609,019	$1,578,370	$1,571,831	$1,546,290	$1,561,617

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits:

Demand — non-interest bearing	$111,539	$109,477	$105,920	$110,045	$107,391

Demand — interest bearing	94,831	90,077	86,124	87,268	83,991

Savings	234,601	234,314	239,661	246,056	262,024

Time deposits	616,320	625,890	629,851	592,766	630,971

Total deposits	1,057,291	1,059,758	1,061,556	1,036,135	1,084,377

Federal funds purchased and securities sold under agreements to repurchase	110,071	117,275	119,684	129,895	116,707

Note payable	0	1,000	1,000	1,000	0

Other borrowed funds	5,745	4,981	46	2,163	3,622

Accrued expenses and other liabilities	11,185	10,802	10,986	8,167	6,020

Federal Home Loan Bank advances	267,301	261,447	256,591	251,733	238,872

Corporation-obligated manditorily redeemable capital securities of subsidiary trust	26,660	0	0	0	0

Total liabilities	1,478,253	1,455,263	1,449,863	1,429,093	1,449,598

Shareholders’ equity:

Common stock, no par value; 30,000,000 shares authorized;	37,424	37,166	36,953	36,935	36,952

Treasury stock	(15,072)	(14,740)	(14,740)	(13,947)	(12,590)

Other comprehensive income	6,850	1,810	2,950	281	(3,849)

Retained earnings	101,564	98,871	96,805	93,928	91,506

Total shareholders’ equity	130,766	123,107	121,968	117,197	112,019

Total liabilities and shareholders’ equity	$1,609,019	$1,578,370	$1,571,831	$1,546,290	$1,561,617

Miscellaneous data:

Common shares issued	10,828,310	10,802,510	10,785,760	10,787,310	10,776,870

Treasury shares	801,512	785,000	785,000	730,200	639,920

Bank owned life insurance (in other assets)	$31,041	$30,645	$30,270	$29,895	$29,527

Loans serviced for others	$652,337	$565,044	$487,253	$472,120	$462,957

Mortgage servicing rights	$6,560	$5,688	$4,261	$4,065	$4,102

Goodwill	1,014	1,061	1,107	1,154	1,213

Other intangibles	754	798	789	819	878

Total goodwill and intangibles assets	$8,328	$7,547	$6,157	$6,038	$6,193

Second Bancorp Incorporated and Subsidiary
Financial Highlights
Year-to-Date Data

(Dollars in thousands, except per	Sept. 2001	June 2001	March 2001	Dec. 2000	Sept. 2000
share data)

Earnings:

Net interest income	$36,687	$24,214	$11,916	$49,377	$36,669

Provision for loan losses	3,091	2,103	761	7,129	6,226

Non-interest income	13,022	8,602	3,972	11,009	7,233

Security gains (losses)	640	517	529	(2,399)	(2,497)

Trading account	19	71	58	(335)	(345)

Non-interest expense	29,938	19,856	10,051	44,213	33,868

Federal income taxes (benefit)	4,492	2,999	1,475	176	(1,138)

Income before accounting change	12,847	8,446	4,188	6,134	2,104

Cumulative effect of accounting change, net of tax	(101)	(101)	(101)	0	0

Net income	$12,746	$8,345	$4,087	$6,134	$2,104

Per share:

Basic earnings before accounting change	$1.28	$0.84	$0.42	n/a	n/a

Basic earnings	1.27	0.83	0.41	0.60	0.20

Diluted earnings before accounting change	1.27	0.84	0.42	n/a	n/a

Diluted earnings	1.26	0.83	0.41	0.60	0.20

Common dividends	0.51	0.34	0.17	0.64	0.48

Book value	13.04	12.29	12.20	11.65	11.05

Tangible book value	12.90	12.15	12.04	11.46	10.88

Market value	20.50	22.90	17.50	14.50	14.13

Weighted average shares outstanding:

Basic	10,021,471	10,013,966	10,020,097	10,247,025	10,294,922

Diluted	10,087,935	10,079,973	10,046,562	10,271,548	10,318,413

Period end balance sheet:

Assets	$1,609,019	$1,578,370	$1,571,831	$1,546,290	$1,561,617

Securities	407,004	380,262	377,323	382,098	400,176

Total loans	1,060,778	1,075,039	1,076,284	1,070,089	1,059,530

Reserve for loan losses	15,429	15,609	15,778	15,217	15,040

Deposits	1,057,291	1,059,758	1,061,556	1,036,135	1,084,377

Total shareholders’ equity	130,766	123,107	121,968	117,197	112,019

Tier I capital	149,171	119,857	117,497	115,315	114,158

Tier I ratio	13.1%	10.4%	10.3%	10.3%	10.2%

Total capital	163,385	134,302	131,768	129,366	128,193

Total capital ratio	14.4%	11.6%	11.5%	11.5%	11.4%

Total risk-adjusted assets	1,135,902	1,155,561	1,141,685	1,124,076	1,122,803

Tier I leverage ratio	9.4%	7.6%	7.6%	7.5%	6.9%

Average balance sheet:

Assets	$1,565,914	$1,557,263	$1,544,368	$1,584,016	$1,598,443

Earning assets	1,477,650	1,468,866	1,453,969	1,488,334	1,500,280

Loans	1,070,655	1,073,705	1,072,460	1,107,948	1,123,704

Deposits	1,057,156	1,054,929	1,046,349	1,091,441	1,104,100

Shareholders’ equity	122,586	120,368	118,879	114,652	115,243

Key ratios: (%) (1)

Return on average assets (ROA)	1.09	1.08	1.08	0.39	0.18

Return on average shareholders’ equity (ROE)	13.97	14.03	14.09	5.35	2.43

Net interest margin	3.47	3.45	3.43	3.46	3.41

Net overhead	1.52	1.52	1.66	2.23	2.37

Efficiency ratio	58.20	58.36	60.94	70.67	74.31

Credit quality:

Non-accrual loans	$4,273	$4,666	$5,163	$4,699	$3,821

Restructured loans	358	38	40	43	45

90 day past due and accruing	4,693	5,415	3,849	3,238	3,171

Non-performing loans	9,324	10,119	9,052	7,980	7,037

Other real estate owned	1,322	1,063	918	902	961

Non-performing assets	$10,646	$11,182	$9,970	$8,882	$7,998

Charge-offs	$4,013	$2,670	$862	$4,059	$3,120

Recoveries	1,134	959	662	978	765

Net charge-offs	$2,879	$1,711	$200	$3,081	$2,355

Reserve for loan losses as a percent of period-end loans (%)	1.45	1.45	1.47	1.42	1.42

Net charge-offs (annualized) as a percent of average loans (%)	0.36	0.32	0.07	0.28	0.28

Non-performing loans as a percent of loans	0.88	0.94	0.84	0.75	0.66

Non-performing assets as a percent of assets	0.66	0.71	0.63	0.57	0.51

(1)  Based on income before accounting change.

Second Bancorp Incorporated and Subsidiary
Consolidated Statements of Income
Year-to-Date Data
(Dollars in thousands, except per share data)

	Sept. 2001	June 2001	March 2001	Dec. 2000	Sept. 2000

INTEREST INCOME
Loans (including fees):

Taxable	$64,867	$43,852	$22,101	$90,819	$67,790

Exempt from federal income taxes	835	567	288	1,014	738

Securities:

Taxable	15,898	10,427	5,125	20,970	15,389

Exempt from federal income taxes	2,348	1,548	773	3,209	2,436

Federal funds sold and other temp investments	815	489	191	286	155

Total interest income	84,763	56,883	28,478	116,298	86,508

INTEREST EXPENSE
Deposits	33,128	22,661	11,469	46,236	34,407

Federal funds purchased and securities sold under agreements to repurchase	3,177	2,240	1,187	5,540	3,980

Note Payable	47	34	18	25	19

Other borrowed funds	75	52	37	172	147

Federal Home Loan Bank advances	11,628	7,682	3,851	14,948	11,286

Corporation-obligated manditorily redeemable capital securities of subsidiary trust	21	0	0	0	0

Total interest expense	48,076	32,669	16,562	66,921	49,839

Net interest income	36,687	24,214	11,916	49,377	36,669

Provision for loan losses	3,091	2,103	761	7,129	6,226

Net interest income after provision for loan losses	33,596	22,111	11,155	42,248	30,443

NON-INTEREST INCOME
Service charges on deposit accounts	3,878	2,534	1,261	4,406	3,296

Trust fees	2,266	1,505	756	3,898	2,886

Gain (loss) on sale of loans	3,283	1,889	783	(2,001)	(2,491)

Trading account gains (losses)	19	71	58	(335)	(345)

Security gains (losses)	640	517	529	(2,399)	(2,497)

Other operating income	3,595	2,674	1,172	4,706	3,542

Total non-interest income	13,681	9,190	4,559	8,275	4,391

NON-INTEREST EXPENSE
Salaries and employee benefits	15,603	10,290	5,194	20,817	15,926

Net occupancy	3,179	2,178	1,116	4,191	3,151

Equipment	3,008	1,970	1,049	3,985	2,990

Professional services	1,060	740	343	3,476	2,825

Assessment on deposits and other taxes	1,221	806	401	1,684	1,261

Amortization of goodwill and other intangibles	242	161	81	555	447

Other operating expenses	5,625	3,711	1,867	9,505	7,268

Total non-interest expense	29,938	19,856	10,051	44,213	33,868

Income before federal income taxes	17,339	11,445	5,663	6,310	966

Income tax expense (benefit)	4,492	2,999	1,475	176	(1,138)

Income before accounting change	12,847	8,446	4,188	6,134	2,104

Cumulative effect of accounting change, net of tax	(101)	(101)	(101)	—	—

Net income	$12,746	$8,345	$4,087	$6,134	$2,104

NET INCOME PER COMMON SHARE:

Basic before accounting change	$1.28	$0.84	$0.42	$0.60	$0.20

Basic	$1.27	$0.83	$0.41	$0.60	$0.20

Diluted before accounting change	$1.27	$0.84	$0.42	$0.60	$0.20

Diluted	$1.26	$0.83	$0.41	$0.60	$0.20

Weighted average common shares outstanding:

Basic	10,021,471	10,013,966	10,020,097	10,247,025	10,294,922

Diluted	10,087,935	10,079,973	10,046,562	10,271,548	10,318,413

Note: Fully taxable equivalent adjustment	$1,714	$1,139	$571	$2,175	$1,635

Second Bancorp Incorporated and Subsidiary
Consolidated Average Balance Sheets
For the Year-to-date period ended:
(Dollars in Thousands)

ASSETS	Sept. 2001	June 2001	March 2001	Dec. 2000	Sept. 2000

Cash and demand balances due from banks	$32,415	$32,453	$33,942	$33,787	$34,676

Federal funds sold	25,578	19,726	12,146	4,682	3,575

Trading Account	119	153	165	754	953

Securities	381,298	375,282	369,198	374,950	372,048

Loans:

Commercial	428,874	429,812	425,127	408,163	404,376

Consumer	316,009	314,063	309,135	258,847	246,638

Real estate	325,772	329,830	338,198	440,938	472,690

Total loans	1,070,655	1,073,705	1,072,460	1,107,948	1,123,704

Reserve for loan losses	15,600	15,669	15,594	12,398	11,481

Net loans	1,055,055	1,058,036	1,056,866	1,095,550	1,112,223

Premises and equipment	17,474	17,684	17,923	18,272	18,408

Goodwill and intangible assets	6,848	6,270	6,067	5,739	5,614

Other	47,127	47,659	48,061	50,282	50,946

Total assets	$1,565,914	$1,557,263	$1,544,368	$1,584,016	$1,598,443

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Demand deposits (non-interest bearing)	$109,689	$108,700	$107,260	$112,185	$112,901

Demand deposits (interest bearing)	87,722	86,166	83,381	86,818	87,867

Savings	236,486	238,430	242,120	266,863	271,521

Time deposits	623,259	621,633	613,588	625,575	631,811

Total deposits	1,057,156	1,054,929	1,046,349	1,091,441	1,104,100

Federal funds purchased and securities sold under agreements to repurchase	111,198	110,776	109,724	118,070	115,091

Note payable	989	1,000	1,000	292	293

Borrowed funds	2,008	1,890	2,230	2,532	2,961

Accrued expenses and other liabilities	9,948	9,616	9,002	8,381	8,969

Federal Home Loan Bank advances	261,737	258,684	257,184	248,648	251,786

Corporation-obligated manditorily redeemable capital securities of subsidiary trust	292	0	0	0	0

Total liabilities	1,443,328	1,436,895	1,425,489	1,469,364	1,483,200

Shareholders’ equity:

Common stock	37,109	36,996	36,945	36,957	36,964

Treasury shares	(14,674)	(14,603)	(14,465)	(10,878)	(10,107)

Net unrealized holding gains	2,813	1,931	1,493	(7,354)	(8,726)

Retained earnings	97,338	96,044	94,906	95,927	97,112

Total shareholders’ equity	122,586	120,368	118,879	114,652	115,243

Total liabilities and shareholders’ equity	$1,565,914	$1,557,263	$1,544,368	$1,584,016	$1,598,443

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Second Bancorp Incorporated

Date: October 22, 2001	/s/ David L. Kellerman David L. Kellerman, Treasurer